                                                      Registration No. 33-




                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              DM Management Company
- --------------------------------------------------------------------------------
               (Exact name of issuer as specified in its charter)

       Delaware                                         04-2973769
- --------------------------------------------------------------------------------
(State or other jurisdiction of                     (I.R.S. Employer
incorporation or organization)                      Identification No.)

  25 Recreation Park Drive, Suite 200, Hingham, Massachusetts   02043
- --------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)

                              DM MANAGEMENT COMPANY
                1993 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN
                            (Full title of the plan)

                                 Gordon R. Cooke
                      President and Chief Executive Officer
                              DM Management Company
                       25 Recreation Park Drive, Suite 200
                          Hingham, Massachusetts 02043
                                 (617) 740-2718
- --------------------------------------------------------------------------------
                   (Name and address, including zip code, and telephone number, including area code, of agent for service)

                                 WITH A COPY TO:
                           Peter M. Rosenblum, Esquire
                            David R. Pierson, Esquire
                               Foley, Hoag & Eliot
                             One Post Office Square
                           Boston, Massachusetts 02109
                                 (617) 482-1390



- ---------------------------------------------------------------------------------------------
                         CALCULATION OF REGISTRATION FEE
=============================================================================================
                                                             Proposed
Title of                                Proposed             Maximum
Securities                 Amount       Maximum              Aggregate          Amount of
to be                      to be        Offering Price       Offering           Registration
Registered              Registered      Per Share            Price              Fee
- ---------------------------------------------------------------------------------------------
Common Stock             400,000         $3.625(1)        $1,450,000.00(1)       $500.00(1)
(par value $0.01)         shares
- ---------------------------------------------------------------------------------------------

         (1) Estimated pursuant to Rule 457 (c) and (h) based on the average of the high and low prices of the Common Stock as reported on the National Association of Securities Dealers Automated Quotation National Market System on May 9, 1996.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


     This Registration Statement is registering additional shares of common stock, par value $.01 per share, of DM Management Company (the "Company") issuable pursuant to the Company's 1993 Incentive and Nonqualified Stock Option Plan for which registration statements filed on Form S-8, File Nos. 33-71776 and 33-86982, are already effective.

     The contents of the Company's Registration Statements on Form S-8, File No. 33-71776 and 33-86982, as filed with the Securities and Exchange Commission on November 16, 1993 and December 1, 1994, respectively, are incorporated herein by reference.

ITEM 8.  EXHIBITS.

 5.1     Opinion of Counsel.

23.1     Consent of Independent Accountants.

23.2     Consent of Counsel (included in Exhibit 5.1).

24.1     Power of Attorney (contained on the signature page).

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Hingham, Massachusetts, on this 16th day of May, 1996.

                                             DM MANAGEMENT COMPANY


                                             By: /s/ Gordon R. Cooke
                                                 -------------------
                                                 Gordon R. Cooke
                                                 President and
                                                   Chief Executive Officer

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints Gordon R. Cooke and Samuel L. Shanaman, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing which they, or either of them, may deem necessary or advisable to be done in connection with this Registration Statement, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any substitute or substitutes for either or both of them, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                       Title                           Date
- ---------                       -----                           ----


/s/ Gordon R. Cooke           President, Chief               May 16, 1996
- -----------------------
Gordon R. Cooke               Executive Officer
                              and Director
                              (Principal Executive
                              Officer)

Signature                       Title                           Date
- ---------                       -----                           ----


/s/ Samuel L. Shanaman        Executive Vice President,      May 16, 1996
- -----------------------
Samuel L. Shanaman            Chief Operating Officer,
                              Chief Financial Officer
                              and Director(Principal
                              Financial Officer)


/s/ David B. Walde            Corporate Controller           May 16, 1996
- -----------------------
David B. Walde                (Principal Accounting
                              Officer)



/s/ William E. Engbers        Director                       May 16, 1996
- -----------------------
William E. Engbers



/s/ Walter J. Levison         Director                       May 16, 1996
- -----------------------
Walter J. Levison

                                  EXHIBIT INDEX
                                  -------------

Exhibit
  No.             Description                                        Page
- -------           -----------                                        ----


  5.1             Opinion of Counsel

 23.1             Consent of Independent Accountants

 23.2             Consent of Counsel (included in Exhibit 5.1)

 24.1 Power of Attorney (contained on the signature page)